Exhibit 10(a)2

                             SECOND AMENDMENT TO THE
                                SOUTHERN COMPANY
                          EMPLOYEE STOCK OWNERSHIP PLAN


         WHEREAS, Southern Company Services, Inc. (the "Company") adopted the latest amendment and restatement of The Southern Company Employee Stock Ownership Plan (the "Plan"), effective as of January 1, 2002;

         WHEREAS, the Employee Stock Ownership Plan Committee (the "Committee") desires to amend the Plan to modify the provisions concerning in-service withdrawals to permit all participants, instead of only those who are employed by an Affiliated Employer, to elect to receive certain early withdrawals from their accounts under the Plan; and

         WHEREAS, the Committee is authorized pursuant to Section 11.1 of the Plan to amend the Plan at any time, provided that the amendment does not involve a substantial increase in cost to any Employing Company or is necessary or desirable to comply with the laws and regulations applicable to the Plan.

         NOW, THEREFORE, the Committee hereby amends the Plan as follows, to be effective as of the date the Committee adopts this Second Amendment as indicated below:

                                       1.

         Section 7.3, "In-Service Withdrawals," shall be deleted in its entirety and replaced with the following new Section 7.3:

                  7.3 Participant Withdrawals. Subject to the requirements of
         Section 8.14, a Participant may at any time elect to have distributed to him the cash value of a specific number of whole shares of Common Stock, provided such Common Stock shall have been credited to the Participant's Account for a period of at least 84 months. Such shares of Common Stock shall be distributed not prior to the first day of the 85th month following the month in which any full shares of Common Stock shall have been credited to his Account. The election shall be made in accordance with the procedures established by the Committee.

                  Any such withdrawal shall be subject to the following requirements:

                           (a) a withdrawal must be for a specific number of
                  whole shares or the value of a specific number of whole shares of Common Stock;
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                           (b) the specific number of shares requested must
                  equal at least the lesser of 20 shares or the total number of whole shares available for withdrawal from the Participant's Account; and

                           (c) a withdrawal shall be made in the form of cash,
                  provided that with respect to any distribution which is attributable to full shares of Common Stock, the Participant shall have the right to demand that such portion of the distribution be made in the form of Common Stock.

                                       2.

         Except as amended herein by this Second Amendment, the Plan shall remain in full force and effect as amended by the Company prior to the adoption of this Second Amendment.

         IN WITNESS WHEREOF, Southern Company Services, Inc., through the duly authorized members of the Employee Stock Ownership Committee, has adopted this Second Amendment to The Southern Company Employee Stock Ownership Plan this ____ day of _________________, 2002.

                                    EMPLOYEE STOCK OWNERSHIP PLAN COMMITTEE:


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                             THIRD AMENDMENT TO THE
                                SOUTHERN COMPANY
                          EMPLOYEE STOCK OWNERSHIP PLAN


         WHEREAS, the Employee Stock Ownership Plan Committee ("Committee") heretofore adopted the amendment and restatement of The Southern Company Employee Stock Ownership Plan ("Plan"), effective as of January 1, 2002;

         WHEREAS, in connection with filing the Plan for a favorable determination letter with the Internal Revenue Service, the Internal Revenue Service has requested that certain technical changes be made to the Plan;

         WHEREAS, the Committee is authorized pursuant to Section 11.1 of the Plan to amend the Plan at any time, provided that the amendment does not involve a substantial increase in cost to any Employing Company or is necessary or desirable to comply with the laws and regulations applicable to the Plan.

         NOW, THEREFORE, the Committee hereby amends the Plan as follows, effective as of January 1, 2002:

                                       1.

         Section 2.25 is amended to read as follows:

                  2.25 "Highly Compensated Employee" shall mean (in accordance with and subject to Code Section 414(q) and any regulations, rulings, notices or procedures thereunder), with respect to any Plan Year: (1) any Employee who was a five percent (5%) owner of The Southern Company or an Affiliated Employer (as determined pursuant to Code Section 416) during the Plan Year or the immediately preceding Plan Year, or (2) any Employee who had compensation in excess of $80,000 in the preceding Plan Year. The $80,000 amount shall be adjusted for inflation and for short Plan Years, pursuant to Code Section 414(q). The Employer may, at its election, limit Employees who had compensation in excess of $80,000 to only those Employees who fall within the "top-paid group," as defined in Code Section 414(q) excluding those employees described in Code Section 414(q)(8) for such purpose. In determining whether an Employee is a Highly Compensated Employee, the Committee may make any elections authorized under applicable regulations, rulings, notices, or revenue procedures. For purposes of this Section 2.25, "compensation" shall mean compensation within the meaning of Code Section 415(c)(3).



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                                       2.

         Section 2.37 is amended by replacing the reference to "Section 401(a)(4) or Section 410" with "Section 401(a)(4) and Section 410".

                                       3.

         A new paragraph (e) is added to the end of Section 12.3, to read as follows:

                  (e) For all top-heavy purposes other than the determination of whether an Employee is a Key Employee, "compensation" shall mean all payments by the Employer to a Participant included as wages within the meaning of Code Section 3401(a) and all other payments of compensation to a Participant by the Employer (in the course of the Employer's trade or business) for which the Employer is required to furnish the Participant a written statement under Code Sections 6041(d), 6051(a)(3) and 6052. Compensation for this purpose shall be determined without regard to any rules under Code Section 3401(a) that limit the remuneration included in wages based on the nature or location of the Participant or the services performed. Compensation shall also include
         (i) a Participant's elective deferrals under Code Section 402(g)(3),
         (ii) amounts contributed or deferred under Code Section 125 by the Employer at the Participant's election that are not includable in the Participant's gross income, and (iii) amounts which are not includable in a Participant's gross income by reason of Code Sections 132(f)(4) or
         457. Compensation also shall be limited pursuant to Code Section 401(a)(17).

                                       4.

         Except as amended herein by this Third Amendment, the Plan shall remain in full force and effect.

         IN WITNESS WHEREOF, Southern Company Services, Inc., through the duly authorized members of the Employee Stock Ownership Plan Committee, has adopted this Third Amendment to The Southern Company Employee Stock Ownership Plan this ____ day of ___________________, 2003.
                                                 EMPLOYEE STOCK OWNERSHIP PLAN
                                                 COMMITTEE:

                             FOURTH AMENDMENT TO THE
                                SOUTHERN COMPANY
                          EMPLOYEE STOCK OWNERSHIP PLAN



         WHEREAS, Southern Company Services, Inc. ("Company") adopted the latest amendment and restatement of The Southern Company Employee Stock Ownership Plan ("Plan"), effective as of January 1, 2002;

         WHEREAS, the Committee desires to revise the distribution provisions for alternate payees under qualified domestic relations orders;

         WHEREAS, the Committee is authorized pursuant to Section 15.1 of the Plan to amend the Plan at any time, provided that the amendment does not involve a substantial increase in cost to the Employing Company or is necessary or desirable to comply with the laws and regulations applicable to the Plan.

         NOW, THEREFORE, the Committee hereby amends the Plan as follows:

                                       1.

         Section 8.12, "Distributions to Alternate Payees," is deleted in its entirety and replaced with the following new Section 8.12, effective as of April 1, 2003:

                  8.12 Distributions to Alternate Payees. If the Participant's Account under the Plan shall become subject to any domestic relations order which (a) is a qualified domestic relations order satisfying the requirements of Section 414(p) of the Code and (b) requires the immediate distribution in a single lump sum of the entire portion of the Participant's Account required to be segregated for the benefit of an alternate payee, then the entire interest of such alternate payee shall be distributed in a single lump sum within ninety (90) days following the Employing Company's notification to the Participant and the alternate payee that the domestic relations order is qualified under Section 414(p) of the Code, or as soon as practicable thereafter. Such distribution to an alternate payee shall be made even if the Participant has not separated from the service of the Affiliated Employers. Any other distribution pursuant to a qualified domestic relations order shall not be made earlier than the Participant's separation from service or his attainment of age 50, if earlier. Such distribution to an alternate payee shall be made only in a manner permitted under Section 8.7 of the Plan and only to the extent the Participant would be eligible for such distribution option had the Participant retired or otherwise separated from the service of the Affiliated Employers.

                                       2.

         Except as amended by this Fourth Amendment, the Plan shall remain in full force and effect.

         IN WITNESS WHEREOF, Southern Company Services, Inc., through the duly authorized members of the Employee Stock Ownership Plan Committee, has adopted this Fourth Amendment to The Southern Company Employee Stock Ownership Plan this ________ day of __________________, 2003.

                                       EMPLOYEE STOCK OWNERSHIP PLAN COMMITTEE:

                               FIFTH AMENDMENT TO
                                SOUTHERN COMPANY
                          EMPLOYEE STOCK OWNERSHIP PLAN



         WHEREAS, Southern Company Services, Inc. (the "Company") adopted the latest amendment and restatement of The Southern Company Employee Stock Ownership Plan ("Plan"), effective as of January 1, 2002;

         WHEREAS, the Committee desires to amend the Plan to clarify that
Section 2.13, "Compensation," includes certain catch-up contributions made under The Southern Company Employee Savings Plan;

         WHEREAS, the Committee further desires to amend the Plan to modify
Section 2.13, "Compensation" and Section 3.2, "Duration of Participation," to address time off under a paid time off program;

         WHEREAS, the Committee is authorized pursuant to Section 11.1 of the Plan to amend the Plan at any time, provided that the amendment does not involve a substantial increase in cost to any Employing Company or is necessary or desirable to comply with the laws and regulations applicable to the Plan.

         NOW, THEREFORE, the Company hereby amends the Plan as follows, effective as of April 12, 2003:

                                       1.

         Section 2.13, "Compensation," is deleted in its entirety and replaced with the following new Section 2.13:

                  2.13 "Compensation" shall mean the total amount of a Participant's salary or wages, amounts received as sick pay, vacation pay, under a paid time off program, for leaves of absence with pay, overtime pay, any shift, nuclear, or other pay differentials, substitution pay, and other amounts received for personal services actually rendered, amounts paid by any Employing Company to The Southern Company Employee Savings Plan as Elective Employer Contributions (as defined therein) pursuant to the Participant's exercise of his deferral option made in accordance with Section 401(k) of the Code, amounts paid by any Employing Company to The Southern Company Employee Savings Plan as catch-up contributions pursuant to the Participant's exercise of his deferral option made in accordance with
         Section 414(v) of the Code, all awards under any incentive pay plans sponsored by the Employing Company including, but not limited to, The Southern Company Performance Pay Plan, The Southern Company Productivity Improvement Plan, and The Southern Company Executive Productivity Improvement Plan, includable as gross income, and amounts contributed by an Employing Company to The Southern Company Flexible Benefits Plan on behalf of the Participant pursuant to his salary reduction election under such plan, and before deduction of taxes, social security, etc. The term "Compensation" shall not include amounts which are reimbursement to a Participant paid by any Employing Company, including but not limited to, reimbursement for such items as moving expenses and travel and entertainment expenses, and imputed income for automobile expenses, tax preparation expenses, and health and life insurance premiums paid by an Employing Company.

                  The Compensation of each Participant taken into account for purposes of this Plan shall not exceed the applicable limit under Code
         Section 401(a)(17).

                                       2.

         Section 3.2, "Duration of Participation," is deleted in its entirety and replaced with the following new Section 3.2:

                  3.2 Duration of Participation. Once an Eligible Employee becomes a Participant in the Plan, he shall remain an active Participant during each Plan Year in which he is an Eligible Employee as of the last day of such Plan Year; provided, however, that an Eligible Employee whose employment terminates during a Plan Year by reason of death, retirement pursuant to his Affiliated Employer's pension plan, or total and permanent disability, as determined by the Social Security Administration, shall not cease to be an active Participant until the first day of the Plan Year next following the date such termination of employment occurs. In addition, a Participant in the Plan shall remain an active Participant during periods of authorized leaves of absence granted by an Employing Company under rules uniformly applicable to all persons similarly situated, during periods of sickness, disability leave, jury or military duty, vacation or holiday leave or time off under a paid time off program. If the Employee does not return to work within the period of his authorized leave of absence (not including sickness leave, time off for sickness under a paid time off program, or disability leave) or within the period provided by law in respect of absence for military duty, he shall cease to be an active Participant in the Plan as of the first day next following the date his authorized leave of absence or military duty is terminated.


                                       3.

         Except as amended by this Fifth Amendment, the Plan shall remain in full force and effect.

         IN WITNESS WHEREOF, Southern Company Services, Inc., through the duly authorized members of the Employee Stock Ownership Plan Committee, has adopted this Fifth Amendment to The Southern Company Employee Stock Ownership Plan this ____ day of _____________________, 2003.


                                      EMPLOYEE STOCK OWNERSHIP PLAN COMMITTEE: